AIF-SUP 110918

Summary Prospectus, Statutory Prospectus and Statement of Additional Information Supplement dated November 9, 2018

The purpose of this mailing is to provide you with changes to the current Summary and Statutory Prospectuses and Statement of Additional Information for Class A, C, Investor Class, Y and R6 shares of the Fund listed below:

Invesco Health Care Fund

Derek Taner will no longer serve as a Portfolio Manager to Invesco Health Care Fund. Therefore, all references to Mr. Taner in the summary and statutory prospectuses and Statement of Additional Information are hereby removed as of the date set forth above.

AIF-SUP 110918